UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)
of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) October 21, 2003 (October 15, 2003)

GENERAL DYNAMICS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3671	13-1673581
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3190 Fairview Park Drive, Falls Church, Virginia	22042-4523
(Address of principal executive offices)	(Zip Code)

(703) 876-3000
(Registrant’s telephone number, including area code)

Items 9. Regulation FD Disclosure

On October 15, 2003, General Dynamics Corporation issued a press release announcing its financial results for the quarter ended September 28, 2003. The press release included a statement that the company anticipates 2003 revenues of approximately $15.5 billion. The anticipated 2003 revenues were updated to approximately $16.1 billion during the company's October 15, 2003 webcast teleconference. The company hereby updates the October 15, 2003 press release by changing the anticipated 2003 revenues from approximately $15.5 billion to approximately $16.1 billion.

Any “Forward-Looking Statements” in this Form 8-K as to future results of operations and financial projections reflect the company’s views, but are necessarily subject to risks and uncertainties and no assurances can be given that such expressed or implied results will be achieved. A more complete expression of these risks and uncertainties is contained in the company’s filings with the Securities and Exchange Commission, and you are encouraged to review these filings, of which the form 10-K and forms 10-Q may be of particular interest.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENERAL DYNAMICS CORPORATION

by	/s/ John W. Schwartz

John W. Schwartz
Vice President and Controller
(Authorized Officer and Chief Accounting Officer)

Dated: October 21, 2003